UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Ambassadors Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AMBASSADORS GROUP, INC.
157 S. Howard, Suite 601
Spokane, WA 99201

March 30, 2015

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 9:00 a.m., local time, on May 14, 2015, at 157 S. Howard, Suite 601, Spokane, Washington 99201. All holders of the Company’s outstanding common stock as of the close of business on March 23, 2015, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting, by sending in your written proxy, by telephone or by using the internet. Your vote by telephone, over the internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support and continued interest in Ambassadors Group, Inc.

Sincerely,
/s/ Lisa N. Netz
Lisa N. Netz Secretary

,

AMBASSADORS GROUP, INC.
157 S. Howard, Suite 601
Spokane, WA 99201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 14, 2015

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., local time, on May 14, 2015, at 157 S. Howard, Suite 601, Spokane, Washington 99201 for the following purposes:

1.	To elect four (4) directors nominated by the Board and named in this Proxy Statement to serve until the Company’s 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
2.	To approve, in an advisory vote, the compensation of the Company's named executive officers.
3.	To approve the proposed Ambassadors Group, Inc. 2015 Employee Stock Purchase Plan.
4.	To ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015.
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board has fixed the close of business on March 23, 2015, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors
/s/ Lisa N. Netz
Lisa N. Netz Secretary

Dated: March 30, 2015

IMPORTANT: NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2015: THIS NOTICE AND THE PROXY STATEMENT AND OUR 2014 ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/EPAX.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN ONE OF FOUR WAYS:

•	BY INTERNET:
•	Go to http://www.edocumentview.com/EPAX
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website
•	BY TELEPHONE: Call toll-free 1-800-652-VOTE (8683) and follow the instructions
•	BY MAIL: Complete, sign, date and mail the enclosed proxy card
•	IN PERSON: Attend the Annual Meeting in person and submit a ballot

AMBASSADORS GROUP, INC.
157 S. Howard, Suite 601
Spokane, WA 99201

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., local time, on May 14, 2015, at 157 S. Howard, Suite 601, Spokane, Washington 99201 and at any adjournment thereof. If you plan to attend the Annual Meeting and vote in person and need directions, please call Lisa Netz at (509) 568-7742. You may direct your vote without attending the Annual Meeting and may do so by telephone, over the internet or by completing and mailing your proxy card or voting instruction card in the enclosed, postage pre-paid envelope. Please refer to the proxy card for instructions. This Proxy Statement is being first mailed to stockholders on or about March 30, 2015.

When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the secretary of the Company, by issuance of a subsequent proxy, by telephone, or by the internet as more fully described on your proxy card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

At the close of business on March 23, 2015, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 17,043,625 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 23, 2015, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed Proxy, when properly executed and returned, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters that may be properly brought before the Annual Meeting, subject to applicable laws. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters, which are not now known to management, should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

Under Delaware law and our bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proposal 1.   To elect four (4) directors to serve until the Company’s 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock present and voting at the Annual Meeting. Brokerage firms and nominees will not have the authority to vote their customers' unvoted shares on Proposal 1 or to vote their customers' shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 1.

Proposal 2.   The approval of the executive compensation paid to the Company’s named executive officers requires the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 2.

Proposal 3.   The approval of the Ambassadors Group, Inc. 2015 Employee Stock Purchase Plan must receive the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 3 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 3.

Proposal 4.   To be approved, the ratification of BDO USA, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2015 must receive the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 4 as well as to vote their customers’ shares where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 4.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telephone or via the internet, by directors, officers and regular employees of the Company who will not be additionally compensated therefore. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about March 30, 2015, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Proposal 1 of the Proxy Card)

The Board of Directors unanimously recommends that you vote FOR the election of each of Ms. Rapuano, Mr. Gramm, Mr. Livingston, and Mr. Kamin as directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company's Common Stock present and voting at the Annual Meeting.

Nominees

The enclosed Proxy will be voted in favor of Ms. Rapuano, Mr. Gramm, Mr. Livingston, and Mr. Kamin unless other instructions are given. Current directors Ms. Debra Dulsky and Mr. James M. Kalustian are not standing for re-election. Directors are elected by a plurality and the nominees who receive the most votes will be elected. If any nominee declines to serve or becomes unavailable for any reason before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

All of the nominees for directors are current directors.

Information Regarding Directors and Director Nominees

The table below sets forth for the current director nominees, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE
Jefferson P. Gramm(2)	Director	39	2014
James M. Kalustian(1)	Director	54	2006
Peter H. Kamin(1)	Director	53	2012
Philip B. Livingston	Chief Executive Officer, Director	58	2014
Lisa O’Dell Rapuano(2)	Director	49	2012

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating Committee

Business Experience

Lisa O’Dell Rapuano is the founder and chief executive officer of Lane Five Capital Management LP (“Lane Five Capital”), the investment manager of Lane Five, a long-biased, concentrated valuation-driven investment partnership. Lane Five Capital’s strategy is to buy significantly undervalued securities of businesses it believes can create long-term value for stockholders and to hold them for many years. Prior to founding Lane Five in 2006, she was the Co-Chief Investment Officer of Matador Capital Management, which ran a long/short U.S. hedge fund employing a valuation driven, bottoms up approach. For ten years prior to that, Ms. Rapuano served in various capacities at Legg Mason Capital Management, including as a manager of the Legg Mason Special Investment Trust and as the Director of Research at Legg Mason Capital Management. Ms. Rapuano graduated from Yale University in 1988 with a degree in American studies and received her Chartered Financial Analyst professional designation in 1994. Ms. Rapuano’s depth of experience in evaluating companies from a financial, operational, capital allocation and strategic perspective will enable her to provide effective oversight of the Company. Additionally, her status as manager of one of the Company’s largest stockholders gives her particular insight as a representative of the stockholders.

Jefferson P. Gramm is portfolio manager at Bandera Partners LLC, which manages Bandera Master Fund LP, an investment fund that owns approximately 18% of the Company’s Common Stock. Mr. Gramm has been in his present position since 2006. His prior experience includes serving as Managing Director of Arklow Capital, LLC, a hedge fund manager focused on distressed and value investments, from October 2004 to July 2006. He is a Director of Tandy Leather Factory and has served as Director of Morgan’s Foods from April 2013 to May 2014. He also served as a Director of Peerless Systems from June 2009 to November 2010. He received an M.B.A. from Columbia University in 2003 and a B.A. from University of Chicago in 1996.

Peter H. Kamin is the founder and Managing Partner of 3K Limited Partnership, a private investment partnership which was organized to invest the capital of a family trust. For the previous 11 years, Mr. Kamin was a co-founding Partner of ValueAct Capital. ValueAct Capital seeks to invest in companies they believe to be fundamentally undervalued and then works with management and the company’s board to implement strategies that generate superior returns on invested capital. Prior to founding ValueAct Capital in 2000, Mr. Kamin founded and managed Peak Investment L.P. Peak Investment LP was a limited partnership, organized to make investments in a select number of domestic public and private companies. Mr. Kamin serves as a Director at Tile Shop Holdings, Inc., Rand Worldwide, Inc., and at MAM Software Group, Inc. Mr. Kamin has previously served as a Director of numerous public and privately held companies. Mr. Kamin graduated from Tufts University in 1984 with a BA in economics and from Harvard Business School in 1989 with a master’s degree in business administration. Mr. Kamin’s experience as a director of public and private boards, in addition to his long success as an investor and business analyst, will enable Mr. Kamin to provide the Company with valuable financial, strategic and governance related insights.

Philip B. Livingston has served as chief executive officer and director of the Company since May 2014. Prior to joining the Company, Mr. Livingston was Chief Executive Officer of LexisNexis Web Based Marketing Solutions until October 2013. He joined LexisNexis in April 2009 as Senior Vice President of Practice Management and served in executive management positions from April 2009 to October 2013. Mr. Livingston has, in the past, served as chief financial officer for Celestial Seasonings, Inc., Catalina Marketing Corporation and World Wrestling Entertainment. From 1999 to 2003 he served as President of Financial Executives International, the leading professional association of chief financial officers and controllers. In that role he led the organization’s support of regulatory and corporate governance reforms culminating in the Sarbanes-Oxley Act. Mr. Livingston serves as a Director at SITO Mobile and Rand Worldwide, Inc. In the past, he has served on numerous public and private company boards including Broadsoft Corporation, Nexsan Technologies, Insurance Auto Auction, Cott Corporation, MSC Software and Seitel Inc. As chief executive officer, Mr. Livingston is intimately knowledgeable of the day-to-day and strategic operations of the Company, providing the Board with a management perspective.

Relationships among Directors or Executive Officers

There are no family relationships among the current directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2014, the Board of Directors met five times and acted by written consent five times. The Board of Directors has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

The Board of Directors has determined that each of the directors (including Ms. Dulsky and Mr. Kalustian), other than Mr. Livingston, is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the NASDAQ director independence standards (“NASDAQ Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the NASDAQ Listing Standards, as currently in effect.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

The Audit Committee currently consists of Peter H. Kamin, chairman, Deb Dulsky, and James Kalustian. The Board of Directors has determined that, based upon their prior work experience and Mr. Kamin’s tenure and experience on the Company’s Audit Committee, all members qualify as “Audit Committee Financial Experts” as this term has been defined under the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of Mr. Kamin, Ms. Dulsky and Mr. Kalustian are independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the “NASDAQ Listing Standards”. Ms. Dulsky and Mr. Kalustian are not standing for re-election to the Board of Directors at the 2015 Annual Meeting of Stockholders.

There were five meetings of the Audit Committee during the fiscal year ended December 31, 2014. See Report of Audit Committee. The charter of the Audit Committee is available on the Company’s website at www.ambassadorsgroup.com/EPAX.

Compensation Committee

The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2013 Equity Participation Plan (the “2013 Plan”). The Compensation Committee from time to time engages and consults with independent compensation consultants in the performance of its duties. The Compensation Committee consists of Jefferson Gramm, chairman, and Lisa O’Dell Rapuano.

In 2014, the Compensation Committee met five times and acted by written consent five times. The charter of the Compensation Committee is available on the Company’s website at www.ambassadorsgroup.com/EPAX.

Nominating Committee

The Nominating Committee evaluates nominations for new members of the Board of Directors. The Nominating Committee considers candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates’ ability to serve on the Board of Directors. Although diversity may be a consideration in the nomination process, the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

The Nominating Committee currently consists of James M. Kalustian, chairman, Debra Dulsky and Lisa O’Dell Rapuano. Ms. Dulsky and Mr. Kalustian are not standing for re-election to the Board of Directors at the 2015 Annual Meeting of Stockholders.

During the fiscal year ended December 31, 2014, the Nominating Committee did not meet. The charter of the Nominating Committee is available on the Company’s website at www.ambassadorsgroup.com/EPAX.

Director Nomination Process

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., 157 S. Howard, Suite 601, Spokane, Washington 99201. The Company’s secretary in turn, will forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;
•	The name and contact information for the candidate;
•	A statement of the candidate’s occupation and background, including education and business experience;
•	Information regarding each of the factors considered by the Nominating Committee, as listed above, sufficient to enable the committee to evaluate the candidate;
•	A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and
•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, foreign dependencies, safety, work force, environmental, political and other risks. Risks are reported to the Board of Directors through the

Company’s executive officers, who are responsible for the identification, assessment and management of the Company’s risks. The Board of Directors regularly discusses the risks reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

The Board of Directors is structured, in part, to optimize its risk oversight capabilities, which is achieved primarily by separating the positions of principal executive officer and chairman of the board and delegating certain risk oversight functions to its committees. Although the Board of Directors does not have a formal policy with respect to its leadership structure, the Company believes that currently having a separate principal executive officer and chairman of the board achieves an appropriate balance with regard to Company performance and risk management. As a non-employee of the Company, the chairman of the board provides the Board of Directors with outside expertise and insight, which the Company views as important in overseeing the management of the Company’s risks by its executive officers, including its principal executive officer.

Additionally, the committees of the Board of Directors are delegated with oversight responsibility for particular areas of risk. Specifically, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting, and maintaining effective internal controls for financial reporting. The Nominating Committee oversees risks related to the effectiveness of the Board of Directors. The Compensation Committee oversees risks related to the Company’s comprehensive compensation policies and practices.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal 2 of the Proxy Card)

In accordance with the requirements of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, as disclosed in the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. At our 2011 Annual Meeting of Stockholders, our stockholders approved a one year frequency for the advisory vote to approve the compensation of our Named Executive Officers. The next stockholder advisory vote to approve the compensation of our Named Executive Officers is expected to occur at the 2015 Annual Meeting. The following resolution will be submitted for a stockholder vote at the 2015 Annual Meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in the section entitled “Compensation of Executive Officers and Directors,” the accompanying compensation tables in the Proxy Statement for this Annual Meeting.”

Our executive compensation philosophy is intended to ensure that executive compensation is aligned with the Company’s business strategy, objectives and stockholder interests, and is designed to attract, motivate and retain highly qualified key executives and employees. The Company’s executive compensation philosophy is designed to pay competitive total compensation based on continuous improvements in corporate performance, and individual and team contributions that are aligned with stated business strategies and objectives. To implement its philosophy, the Company sets base compensation at competitive levels relative to executives holding positions with similar responsibilities at comparable companies and focuses heavily on performance-based incentives to motivate and encourage employees to achieve superior results for the Company and its stockholders.

In implementing the Company’s compensation program, we seek to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officers’ efforts by encouraging stock ownership in the Company, and align executive remuneration with the long-term interests of the Company’s stockholders.

We believe that the elements of our executive compensation program provide a well-proportioned mix of security-oriented compensation, at-risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. The Company believes this compensation mix provides the Named Executive Officers a measure of security as to the minimum levels of compensation they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of performance for the Company, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. The Company believes that its compensation mix results in a pay-for-performance orientation that is aligned with its compensation philosophy to pay median pay for median performance and above-market pay for superior performance.

This vote is merely advisory and will not be binding upon the Company or the Board of Directors. However, the Board of Directors values constructive dialogue on executive compensation and other important governance topics with the Company’s stockholders and encourage all stockholders to vote on this matter.

The Board of Directors unanimously recommends that you vote FOR this proposal. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present at the Annual Meeting.

APPROVAL OF AMBASSADORS GROUP, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN
(Proposal 3 of the Proxy Card)

On February 10, 2015 the Board unanimously approved the Ambassadors Group, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”) and recommended that it be submitted for stockholder approval at the 2015 Annual Meeting of Stockholders. Conditioned on such stockholder approval, the ESPP will become effective and commence on such date as the Board may determine. The Company has reserved a total of 300,000 shares of Common Stock for issuance under the ESPP, subject to adjustment upon certain changes in the Company’s capitalization.

The Company established the ESPP to promote the interest of the Company and its stockholders by providing employees of the Company and certain of its subsidiaries with an opportunity to purchase the Company’s Common Stock through accumulated payroll deductions. The Compensation Committee will administer the ESPP and the Board may amend or terminate the ESPP. The Board views the ESPP as a positive development for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders. By encouraging stock ownership, the Company seeks to attract, retain, and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company.

The following is a summary of the material features of the ESPP. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by the copy of the ESPP which is attached as Appendix A.

General Operation of the ESPP

Under the ESPP, eligible employees who elect to participate will be entitled to purchase, by means of payroll deductions, a limited number of full shares of Common Stock at a specified discount during successive three-month periods referred to as “Offering Periods,” commencing on the first trading day on or after January 1st, April 1st, July 1st and October 1st of each year (the “Enrollment Date”) and terminating on the last trading day before the commencement of the next Offering Period (the “Exercise Date”). Trading days are days on which the NASDAQ Stock Market, or other national stock exchange upon which the Common Stock is listed, is open for trading. If the Common Stock is not so listed, a trading day will be a business day, as determined by the Board in good faith. The first Offering Period will commence at such date as the Board may determine. The duration and timing of the Offering Periods may be changed by the Board.

On the first trading day of each Offering Period (referred to as the “Enrollment Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of Common Stock. To make an election to participate in the ESPP, an employee will complete a “Subscription Agreement” authorizing payroll deductions and file it with the Company’s payroll office prior to the applicable Enrollment Date. A participant must designate in his or her election the amount or percentage of his or her compensation to be withheld from his or her pay during that Offering Period or otherwise contributed for the purchase of shares under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Offering Period. A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Offering Period that commences after the election is received.

Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose. Each option granted under the ESPP will automatically be exercised on the Exercise Date with respect to which it was granted. No fractional shares may be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in the ESPP.

Eligibility

In order to be eligible to participate in the ESPP for any Offering Period, an individual: (i) must have been employed on a fulltime basis during the 90 days preceding, and on, the Enrollment Date by the Company or a subsidiary of the Company that has been authorized to participate in the ESPP by the Board, the Compensation Committee of the Board or such other committee designated by the Board to administer the ESPP (the “Committee”); and (ii) must not own five percent or more of the Company's voting stock. For purposes of the ESPP, a participant will be deemed to be employed on a full-time basis if he or she works more than 20 hours per week.

Limitations on Participation

Employees’ participation in the ESPP is subject to the following limitations: (i) no more than 15% of the base compensation and 100% of any bonus compensation that an employee receives on each payday during the Offering Period may be deducted and applied toward share purchases, provided, however, that participant’s total payroll deduction for any calendar year shall be limited to 15% of such participant’s total compensation; and (ii) participants may not deduct an amount which results in the participant purchasing stock under the ESPP at a rate which exceeds $25,000 in fair market value for the calendar year.

A total of 300,000 shares of Common Stock (subject to adjustment for stock splits, reverse stock splits, stock dividends, combinations or reclassifications of the Common Stock, or similar occurrences, including the Reverse Stock Split) may be purchased pursuant to the ESPP.

Share Purchases

The number of shares acquired by a participant upon exercise of his or her option is determined by dividing the participant’s ESPP account balance as of the applicable Exercise Date by the “Purchase Price” for that Offering Period, equal to: (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date of such Offering Period or (ii) 85% of the volume weighted average fair market value for a share of Common Stock for such Offering Period, whichever is lower; provided that if 85% of the volume weighted average fair market value for a share of Common Stock for such Offering Period is lower than 85% of the fair market value of a share of Common Stock on the Enrollment Date for such Offering Period, and is lower than 85% of the fair market value of a share of Common Stock on the Exercise Date for such Offering Period, the Purchase Price for such Offering Period shall be 85% of the fair market value for a share of Common Stock on the Exercise Date.

Withdrawals, Increases and Reductions

It is currently anticipated that shares purchased under the ESPP will be credited to and held under a stock purchase account in the participant's name maintained by a brokerage firm or other third-party designated by the Committee, but may not be transferred or otherwise disposed of until the expiration of a period of 12 months following the Exercise Date on which such shares of Common Stock were purchased. Subject to such rules and procedures as may be prescribed by the Committee, and subject to the expiration of the 12-month holding period, a participant may withdraw shares in his or her stock purchase account from time to time. Cash dividends, if any, paid with respect to shares of Common Stock credited to a participant’s stock purchase account will be paid directly to the participant once each quarter. A participant may elect to have such cash dividends, if any, reinvested in shares of Common Stock. Such shares shall be purchased on the open market by a brokerage firm on behalf of the participant, subject to applicable Company policies. Any shares purchased with dividend proceeds will not count in determining the maximum number of shares available for issuance under the ESPP, nor will such shares count against the maximum number of shares that may be purchased by a participant on any Exercise Date.

A participant that has enrolled in the ESPP for any Offering Period may withdraw from the ESPP by delivering a withdrawal notice form in the manner prescribed by the Committee. All of the participant's accumulated payroll deductions shall be paid to such participant promptly after receipt of notice of withdrawal, without interest, and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period by such participant. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement providing notice of the participant's desire to recommence participation and authorizing payroll deductions. Upon a participant's ceasing to be an employee, for any reason, he or she shall be deemed to have elected to withdraw from the ESPP and the payroll deductions accumulated by such participant during the Offering Period but not yet used to exercise the participant's option shall be returned to such participant or, in the case of his or her death, to the beneficiary designated by the participant (or if none, to the participant's estate), in either case without interest, and such participant's option shall be automatically terminated.

A participant may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. A participant's Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as described in the preceding paragraph.

Certain Corporate Events and Transactions

Unless provided otherwise by the Board, in the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall terminate immediately prior to the consummation of such proposed dissolution or liquidation and a cash amount shall be paid to each participant that is equal to the amount of his or her accrued but unused payroll deductions. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option under the ESPP shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the Board may terminate any Offering Period then in progress by returning all payroll deductions credited to participants for such Offering Period, or the Board may, in its discretion, terminate any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least five (5) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period pursuant to the ESPP.

Administration

The ESPP will be administered by the Committee. The Committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Every finding, decision and determination made by the Committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

Amendment and Termination

Subject to any required action by the shareholders of the Company, the Committee may equitably adjust the number of shares of Common Stock covered by each option under the ESPP that have not yet been exercised, the number of shares of Common Stock that have been authorized for issuance under the ESPP but not yet placed under an option, the maximum number of shares each participant may purchase each Offering Period, the price per share, the number of shares of Common Stock covered by each option that has not yet been exercised, and other parameters of the ESPP, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or similar event having the effect of diluting or enlarging Option benefits. The Committee’s determination with respect to any such adjustments shall be final, binding and conclusive. For the avoidance of doubt, except as set forth in the proceeding sentence no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

Without shareholder consent and without regard to whether any participant’s rights may be adversely affected, the Committee may at any time and for any reason amend, suspend or terminate the ESSP; provided that to the extent necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended (the “Code), the Company shall obtain shareholder approval for any such termination or amendment. If the ESPP is terminated, the Committee may elect to terminate the Offering Period then in progress either immediately or once shares have been purchased on the next Exercise Date (which may, in the discretion of the Committee, be accelerated), or permit such Offering Period to expire in accordance with its terms and a cash amount shall be paid to each participant that is equal to the amount of his or her account.

Transferability

Notwithstanding anything in the ESPP to the contrary, shares of Common Stock purchased under the ESPP cannot be transferred or otherwise disposed of until the expiration of a period of twelve (12) months following the Exercise Date on which such shares of Common Stock were purchased.

No Employment Rights

The ESPP does not create any right to continued employment and shall not be deemed to interfere with the Company’s right to terminate or otherwise modify the terms of an employee’s employment at any time.

Federal Income Tax Consequences

The ESPP is intended to qualify as an “employee stock purchase plan”, as defined in Section 423 of the Code. Under such a plan, an employee does not realize income at the time of entry into the ESPP or upon the purchase of shares of Common Stock. If no disposition of the Common Stock is made within two years from the first day of the Offering Period during which the shares were purchased and one year from the date the share is purchased by the employee under the ESPP, then, upon subsequent sale of the stock, the employee will realize ordinary income equal to the lesser of (a) the excess of the fair market value of the stock at the time of disposition over the purchase price or (b) the excess of the fair market value of the stock at the time the option was granted over the exercise price. Any excess of appreciated value is considered a capital gain. In order to qualify for capital gains tax treatment, the employee must hold the stock to a date that is more than two years from the relevant Enrollment date and one year from the relevant Exercise Date. If these holding requirements are met, the Company is not entitled to any deduction for tax purposes. On the other hand, if the employee does not meet the holding period requirements, the employee realizes at the time of disposition ordinary income to the extent of the difference between the price paid for the shares and the fair market value on the purchase date, irrespective of the price at which the employee disposes of the shares, and an amount equal to such ordinary income is deductible by the Company in the year of the disposition.

New Plan Benefits

Directors who are not employees will not be eligible to participate in the ESPP. The Company estimates that approximately 75 employees of the Company and its subsidiaries will be eligible to participate upon commencement of the first Offering Period of the ESPP. However, participation in the ESPP is entirely within the discretion of eligible employees. Because we cannot presently determine the participation levels of employees, the rate of contributions by employee and the eventual purchase price under the ESPP, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the ESPP.

Disclosure of Equity Compensation Plan Information as of December 31, 2014

The following table gives information relevant to securities issuable pursuant to the Company’s existing equity compensation plans as of December 31, 2014. (Shares issuable under the ESPP are not included.)

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	551,409	$6.11	1,720,263
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	551,409	$6.11	1,720,263

Text of ESPP

A copy of the proposed Ambassadors Group, Inc. 2015 Employee Stock Purchase Plan is attached as Appendix A to this Proxy Statement.

Board Recommendation

The Board of Directors unanimously recommends that you vote FOR the approval of the Ambassadors Group, Inc. 2015 Employee Stock Purchase Plan. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present at the Annual Meeting.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 4 of the Proxy Card)

The Audit Committee of the Board of Directors has selected BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015, and the Board of Directors recommends that the stockholders ratify such appointment at the Annual Meeting.

BDO has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of registered public accounting firm by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of BDO will be at this year’s Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of BDO, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the majority of votes cast by the holders of the shares of Common Stock present at the Annual Meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

The following table represents fees charged for professional audit services rendered by BDO for the audit of the Company’s financial statements for the years ended December 31, 2014 and 2013, and fees billed by BDO for other services during those years.

	2014	2013
Audit Fees	$174,000	$355,000
Audit-Related Fees	11,000	24,000
Tax Fees	26,000	44,500
Total	$211,000	$423,500

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services, primarily related to the audit of the Company’s employee benefit plan financial statements, and are not reported under “Audit Fees.”

Tax fees consist of fees billed for federal and state tax return preparation, quarterly estimated tax payment preparation, and other tax related consultations.

Audit Committee’s Pre-Approval Policy

During 2014 and 2013, the Audit Committee of the Board of Directors operated under policies and procedures pre-approving all audit and non-audit services provided by the independent registered public accounting firm and prohibiting certain services from being provided by the independent registered public accounting firm. None of such services were approved pursuant to the procedures described in Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the general requirement for pre-approval with respect to the provision of services other than audit, review or attest services in certain circumstances. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $20,000 per quarter. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

The Audit Committee has considered whether BDO’s provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent registered public accounting firm’s independence and has determined that it is compatible.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

Philip B. Livingston, age 58, has served as the Company’s chief executive officer effective May 7, 2014. Mr. Livingston previously served as chief executive officer of LexisNexis Web Based Marketing Solutions until October 2013. He joined LexisNexis in April 2009 as senior vice president of Practice Management and served in executive management positions from April 2009 to October 2013. Mr. Livingston has, in the past, served as chief financial officer for Celestial Seasonings, Inc., Catalina Marketing Corporation and World Wrestling Entertainment. From 1999-2003, Mr. Livingston served as president of Financial Executives International, the leading professional association of chief financial officers and controllers.

Lisa N. Netz, age 41, has served as vice president of finance and secretary, and principal financial and accounting officer of the Company since February 2014. She has also served as senior director of finance and corporate controller of the Company from March 2012 until February 2014 and as director of financial planning and analysis from August 2010 to March 2012. Prior to joining the Company, Ms. Netz served as corporate controller of Red Lion Hotels Corporation from January 2007 to August 2010.

Anthony F. Dombrowik, age 44, separated from the Company on May 7, 2014. Prior to his separation, he served as the Company’s interim chief executive officer and president effective February 25, 2013, and had served as senior vice president, chief financial officer and secretary of the Company since October 2010. Mr. Dombrowik previously served as the senior vice president, chief financial officer and principal financial and accounting officer of Red Lion Hotels Corporation from March 2008 until October 2010. Prior to that, Mr. Dombrowik was the senior vice president, corporate controller and principal accounting officer of Red Lion Hotels Corporations since May 2003. Mr. Dombrowik was previously employed as senior manager at the public accounting firm of BDO USA, LLP, where he served as an auditor, certified public accountant and consultant from 1992 to 2003.

Eric G. Anderson, age 46, separated from the Company effective June 4, 2014. Prior to his separation, he served as senior vice president and principal operating officer of the Company effective February 2014. He also served as vice president of marketing of the Company from September 2012 through February 2014 and as vice president of digital marketing of the Company from May 2012 to September 2012. Prior to joining the Company, Mr. Anderson served as vice president of marketing of White Horse Productions, Inc. from January 2009 to April 2012.

Summary Compensation Table—2014 and 2013

The following table sets forth the compensation for Philip B. Livingston and Anthony F. Dombrowik, both of whom served as the principal executive officers during the fiscal year ended December 31, 2014, Lisa N. Netz, who served as the principal financial and accounting officer and Eric G. Anderson, for whom compensation disclosure would have been required but for the fact that he was not serving as an executive officer on December 31, 2014 (collectively, the “Named Executive Officers”). The Company had no other executive officers serving on December 31, 2014.

Name	Year	Salary ($)	Stock Awards[1] ($)		Option Awards[2] ($)	Non-Equity Incentive Plan Compensation[3] ($)	All Other Compensation[4] ($)	Total ($)
Philip B. Livingston [5]	2014	193,846	1,060,000		—	25,783	21,990	1,301,619
Chief Executive Officer
Lisa N. Netz [5]	2014	143,269	86,500		10,000	7,478	1,761	249,008
Vice President, Finance and Secretary, Principal Accounting and Finance Officer
Eric Anderson [6]	2014	93,173	—		—	90,000	141,654	324,827
Former Senior Vice President, Marketing and Principal Operating Officer
Anthony F. Dombrowik[7]	2014	103,846	—		—	180,000	273,737	557,583
Former Interim Chief Executive Officer, Chief Financial Officer	2013	290,769	129,672	[8]	67,501	—	—	487,942

(1)	The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of awards in accordance with accounting guidance applicable to stock based compensation. See Note 13 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 regarding assumptions underlying the valuation of these equity awards.
During the first quarter of 2015, the Compensation Committee of the Board of Directors approved a policy requiring stock ownership equal to one times annual base salary for all vice presidents and senior leadership team members. The policy will be phased in over three years with 50% of the target required after two years and 100% after three years. Failure to meet the targets would result in the person being ineligible for additional stock grants until the target is met.
(2)	The amounts in the “Option Awards” column reflect the aggregate grant date fair value of options in accordance with accounting guidance applicable to stock based compensation and calculated using a Black-Sholes option pricing model. See Note 13 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 regarding assumptions underlying the valuation of these equity awards.
During the first quarter of 2015, the Compensation Committee of the Board of Directors approved a policy requiring stock ownership equal to one times annual base salary for all vice presidents and senior leadership team members. The policy will be phased in over three years with 50% of the target required after two years and 100% after three years. Failure to meet the targets would result in the person being ineligible for additional stock grants until the target is met.
(3)	Per the terms of Mr. Dombrowik and Mr. Anderson’s separation agreements effective May 7, 2014 and June 4, 2014, respectively, they received a bonus equal to 60% (Mr. Dombrowik) and 40% (Mr. Anderson) of their annual earnings. These bonuses were paid to both Mr. Dombrowik and Mr. Anderson in September 2014.
(4)	The amounts set forth in “All Other Compensation” for the fiscal year ended December 31, 2014 were as follows:
Name	Matching 401(k) Contributions $	Separation Payments[a,b] $	Living Expenses, Other[c] $	Total All Other Compensation $
Philip B. Livingston	519	—	21,471	21,990
Lisa N. Netz	851	—	910	1,761
Eric Anderson	1,398	140,256	—	141,654
Anthony F. Dombrowik	—	273,737	—	273,737
(a)	Per the terms of Mr. Dombrowik’s separation agreement effective May 7, 2014 and over a period of nine months that ended in February 2015, he received cash payments totaling approximately $265,000, which was equal to nine months of his base salary plus accrued vacation benefits. Additionally, Mr. Dombrowik received nine months of continued medical benefits under COBRA totaling approximately $8,300 following the effective date.
(b)	Per the terms of Mr. Anderson’s separation agreement effective June 4, 2014 and over a period of six months, he received cash payments totaling approximately $137,000, which was equal to six months of his base salary plus accrued vacation benefits. Additionally, Mr. Anderson received six months of continued medical benefits under COBRA totaling approximately $3,000 following the effective date.
(c)	Per the terms of Mr. Livingston’s employment agreement effective May 14, 2014, he is entitled to a monthly hotel or leased apartment rental allowance of up to $2,000 as well as meal expense reimbursements per the Company’s Travel & Expense policy and the use of a company-leased vehicle.
(5)	Included in the value of “Stock Awards” is the grant date fair value of performance stock awards that are subject to certain performance conditions totaling approximately $430,000 for Mr. Livingston and $38,000 for Ms. Netz, respectively, which were valued based on the probable outcome of the performance conditions related to the award.
(6)	Mr. Anderson separated from the Company effective June 4, 2014.
(7)	Mr. Dombrowik separated from the Company effective May 7, 2014. Includes amounts paid during 2015 under the terms of Mr. Dombrowik’s separation agreement.
(8)	Included in the value of “Stock Awards” is the grant date fair value of performance stock awards that were subject to certain performance conditions for Mr. Dombrowik ($55,809) which were valued based on the probable outcome of the performance conditions related to the award. If the value of the award would have been calculated assuming the maximum number of shares available under the performance condition would have been achieved, the fair value of the award on the date of grant would have been $105,051 for Mr. Dombrowik.

Outstanding Equity Awards at Fiscal Year-End Table—2014

The following table sets forth the outstanding equity awards as of December 31, 2014.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)		Option Exercise Price[2] ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Philip B. Livingston	12/17/2014	n/a	n/a		n/a	n/a	446,512	[4]	$1,116,280	200,000	[4]	$500,000
Chief Executive Officer
Lisa N. Netz	11/10/2010	2,178	—		$11.00	11/10/2020	—		—	n/a		n/a
Vice President, Finance and	5/10/2012	3,074	3,074	[5]	$5.08	5/10/2022	2,215	[6]	$5,538	n/a		n/a
Secretary, Principal Accounting	12/5/2013	1,191	3,576	[7]	$4.41	12/5/2023	8,335	[8]	$20,838	6,241	[8]	$15,603
and Finance Officer	7/29/2014	—	6,329	[9]	$4.32	7/29/2024	2,315	[10]	$5,788	n/a		n/a
Eric Anderson [11]
Former Senior Vice President, Marketing
and Principal Operating Officer
Anthony F. Dombrowik, [12]
Former Interim Chief Executive
Officer, Chief Financial Officer

(1)	Each option grant vests pro rata over four years beginning on the first anniversary of the grant date and has a ten-year term.
(2)	The exercise price for grants of stock options is determined using the closing price of the Company’s common stock on the date of grant.
(3)	The market value of shares of restricted stock was determined using the closing date market price of the Company’s common stock on December 31, 2014, or $2.50 per share.
(4)	Restricted stock vests as to approximately 1/12th of 46,512 on the 15th of each month commencing January 15, 2015; 50,000 shares will vest on each of May 7, 2015, 2016, 2017 and 2018; and 200,000 shares will vest if and when the Company achieves certain performance targets.
(5)	Vests as to approximately 1,537 shares on each of May 10, 2015 and May 10, 2016.
(6)	Vests 100% on May 10, 2016.
(7)	Vests as to approximately 1,192 shares on each of December 5, 2015, December 5, 2016 and December 5, 2017.
(8)	Vests as to approximately 2,094 shares on December 5, 2017. Includes 6,241 performance stock units that will vest subject to meeting performance criteria associated with net delegate counts as measured at the end of each fiscal year through December 31, 2016.
(9)	Vests as to approximately 1,582 shares on each of July 29, 2015, July 29, 2016, July 29, 2017 and July 29, 2018.
(10)	Vests as to approximately 579 shares on each of July 29, 2015, July 29, 2016, July 29, 2017 and July 29, 2018.
(11)	Mr. Anderson separated from the Company June 4, 2014. No equity awards were outstanding as of December 31, 2014.
(12)	Mr. Dombrowik separated from the Company May 7, 2014. No equity awards were outstanding as of December 31, 2014.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Employment Agreement with Mr. Livingston

On December 17, 2014, the Company entered into an Employment Agreement with its chief executive officer, Philip B. Livingston. The description of the Employment Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Employment Agreement, which was attached as an exhibit to the Company’s Form 10-K filed on March 25, 2015 with the Securities and Exchange Commission and is incorporated by reference herein.

Term

Mr. Livingston’s Employment Agreement provides for an employment period commencing on the date of the agreement and continuing for an indefinite period until Mr. Livingston or the Company elects to terminate such employment, provided that at least 90 days’ notice of such election shall be given by the party electing to terminate.

Base Salary

Mr. Livingston receives a base salary of $400,000 per annum, of which $100,000 is paid in Company equity grants and $300,000 is paid in cash in accordance with the Company’s standard payroll practice. The annual equity grants are awarded on the date of the agreement and each anniversary thereof, and will vest in equal 12-month installments on the 15th of each month thereafter.

Bonus and Incentive Compensation

Mr. Livingston is entitled to an annual cash bonus for each fiscal year that is determined in accordance with an annual bonus plan adopted by the Company’s Compensation Committee, and will be targeted at 100% of Mr. Livingston’s then current base salary. Payment of the bonus shall be made at the same time as bonuses are paid to other senior executive officers and shall be based on parameters, including, without limitation, performance goals applicable to Mr. Livingston, and such parameters shall be approved by the Compensation Committee or the Board of Directors.

During the term of the agreement, Mr. Livingston will participate in the Company’s long-term incentive plans, including its 2013 Equity Participation Plan. The Company intends to grant awards to Mr. Livingston under its long-term incentive plans targeted at a nominal face amount of 100% of Mr. Livingston’s then current base salary subject to appropriate performance and time based vesting. Mr. Livingston’s initial grant (representing the first 3 years of such grants), is for 400,000 shares of Company stock, 12.5% of which shall vest on May 7, 2015, 12.5% of which shall vest on May 7, 2016, 12.5% of which shall vest on May 7, 2017, 12.5% of which shall vest on May 7, 2018, and 50% of which shall vest (if at all) immediately after the Company and its consolidated subsidiaries attain a target mutually agreed by Mr. Livingston and the Compensation Committee for any fiscal year of the Company from the fiscal year ended December 31, 2014 through the fiscal year ended December 31, 2017, based on the Company’s year-end audited financial statements.

Benefits

Mr. Livingston is allowed to participate, on the same basis generally as other employees of the Company, in all general employee benefit plans and programs, which are made available by the Company or its subsidiaries to all or substantially all of the Company’s similarly situated employees. Such benefits, plans, and programs may include, without limitation, medical, vision, and dental care, life insurance, disability protection, qualified and non-qualified retirement plans, retiree medical plans and stock option, stock grant and stock purchase programs, if any.

Noncompetition

Under the Employment Agreement, Mr. Livingston and the Company reaffirm the terms of the Noncompetition, Nonsolicitation and Confidential Information Agreement dated May 13, 2014 between the Company and Mr. Livingston, pursuant to which Mr. Livingston, during the term of his employment with the Company and for two years thereafter, is prohibited from (i) assisting or providing services to any competitor of the Company or (ii) soliciting any employees, customers or suppliers of the Company on behalf of other persons or entities. The foregoing summary description is qualified in its entirety by reference to the Noncompetition, Nonsolicitation and Confidential Information Agreement attached as an exhibit to the Company’s Form 10-K filed on March 25, 2015 with the Securities and Exchange Commission and is incorporated by reference herein.

Potential Payments to Mr. Livingston upon Termination or Change in Control

Under the Employment Agreement, in the event Mr. Livingston is terminated for any of the reasons set forth below, Mr. Livingston will be entitled to receive certain compensation as more fully described below.

Termination without “Cause” or with “Good Reason”

In the event the Company terminates Mr. Livingston’s employment without “Cause” or Mr. Livingston terminates his employment with “Good Reason,” (both terms as defined in Mr. Livingston’s Severance Agreement), then on the effective date of termination, the Company will pay Mr. Livingston any unpaid salary, unpaid expenses, unpaid bonus and any benefits provided to him under the Company’s benefit programs, to the extent Mr. Livingston had accrued or otherwise become entitled to such payments as of the effective date of termination. In addition, the Company will be required to pay Mr. Livingston continued salary for twelve (12) months immediately following termination of service, and a pro-rata target annual bonus for the year in which such termination occurs, which portion shall be based on the portion of such year that Mr. Livingston was employed by the Company prior to the effective date of the termination of employment and shall only be paid to the extent such bonus would be paid at the end of the year in which such termination of employment occurs, based on achievement of the applicable parameters, including performance goals, set and attained at the time of such termination of employment. In addition, the Company shall maintain Mr. Livingston’s paid coverage for health insurance and other dental and life insurance benefits for the earlier to occur of: (a) Mr. Livingston obtaining the age of 65, (b) the date another employer provides Mr. Livingston benefits substantially comparable to the benefits provided by the Company, or (c) the 12-month anniversary of the effective date of Mr. Livingston’s termination of employment. Furthermore, all of Mr. Livingston’s unvested stock grants that would otherwise vest during the twelve (12) months following the termination of employment will fully vest upon the date his termination becomes effective.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control” or “Company Liquidation”

In the event the Company terminates Mr. Livingston’s employment without “Cause” or Mr. Livingston terminates his employment with “Good Reason,” and the notice of termination is given in anticipation of or following a “Change in Control,” Mr. Livingston will be entitled to receive the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason” set forth previously. In the event of a Change in Control, Mr. Livingston shall also be entitled to accelerated vesting of all of his equity incentive awards which are not vested at the time of such Change in Control. For purposes of the Severance Agreement, “Change in Control” means the occurrence of any of the following events: (i) any merger, consolidation or business combination in which the stockholders of the Company immediately prior to the merger, consolidation or business combination do not own at least a majority of the outstanding equity interests of the surviving parent entity, or (b) the sale of all or substantially all of the Company’s assets in a single transaction or a series of related transactions, other than a Company Liquidation. For purposes of the Severance Agreement, “Company Liquidation” means the liquidation, dissolution or winding up of the Company and/or all or substantially of all of its assets or operations, following approval by stockholders of the Company of a plan for such liquidation, dissolution or winding up or upon or as a result of the appointment of a receiver, intervenor, conservator, trustee or similar officer for the Company.

Potential Payments to Ms. Netz upon Termination or Change in Control

On October 15, 2013, the Company entered into a Severance Agreement with Ms. Netz. The description of the Severance Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Severance Agreement, which was attached an as exhibit to the Company’s Form 10-K filed on March 27, 2014 with the Securities and Exchange Commission and is incorporated by reference herein.

In the event Ms. Netz is terminated for any of the reasons set forth below, Ms. Netz will be entitled to receive certain compensation as more fully described herein.

Termination without “Cause” or with “Good Reason”

In the event the Company terminates Ms. Netz’ employment without “Cause” or Ms. Netz terminates her employment with “Good Reason,” (both terms as defined in Ms. Netz’ Severance Agreement), then on the effective date of termination, the Company will pay Ms. Netz any unpaid salary, unpaid expenses, unpaid bonus and any benefits provided to her under the Company’s benefit programs, to the extent Ms. Netz had accrued or otherwise become entitled to such payments as of the effective date of termination. In addition, the Company will be required to pay Ms. Netz continued salary for three (3) months immediately following termination of service, an annual bonus equal to 100% of her target annual bonus immediately preceding her termination, and an amount equal to the projected costs of her medical insurance for three (3) months immediately following termination. Furthermore, all of Ms. Netz unvested stock options and stock grants will fully vest upon the date her termination becomes effective.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Ms. Netz employment without “Cause” or Ms. Netz terminates her employment with “Good Reason,” and the notice of termination is given in anticipation of, or within an six (6) month period immediately following a “Change in Control,” Ms. Netz will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason;” set forth previously, continued base salary payments for an additional three (3) month period (6 months total). For purposes of the

Severance Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

Director Compensation Table—2014

The following table provides compensation information for the fiscal year ended December 31, 2014 for each member of the Company’s Board of Directors.

Director[1]	Fees Earned or Paid in Cash ($)	Stock Awards[2] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Daniel G. Byrne (3)	11,478	—	—	—	—	—	11,478
Debra Dulsky (8)	23,000	12,502	12,500	—	—	—	48,002
Jefferson Gramm (4)	19,522	12,502	12,500	—	—	—	44,524
James M. Kalustian (8)	55,456	12,502	12,500	—	—	—	80,458
Peter Kamin (7)	27,500	12,502	12,500	—	—	—	52,502
Philip B. Livingston (4,6)	—	—	—	—	—	—	—
Lisa Rapuano (7)	50,044	30,001	30,000	—	—	—	110,045
Ricardo L. Valencia (5)	33,000	12,502	12,500	—	—	—	58,002
Timothy M. Walsh (3)	49,978	—	—	—	—	—	49,978

(1)	During 2014, the Company’s Chairman of the Board was entitled to receive an annual fee of approximately $124,000 per year, paid $64,000 in cash and approximately $60,000 in equity. Each of the Company’s other non-employee directors received an annual fee of approximately $49,000 per year, paid $24,000 in cash and approximately $25,000 in equity. Inclusive in these amounts, each of the Company’s non-employee directors received $1,000 per Board meeting attended. Equity compensation has historically been split between options and restricted stock grants. Pursuant to the 2013 Plan, each grant of non-qualified stock options is granted at the fair market value of the Common Stock on the date of grant, and vests in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock is granted at the fair market value of the Common Stock on the date of grant and vests one year from the date of grant. Committee chairpersons received an additional $7,000 annually, payable in cash. Additionally, each director is compensated for other committee activities as designated by the board of directors and reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.
Effective February 2015, the Board elected to change the compensation structure of its Directors. Beginning in the second quarter of 2015, the annual Chairman of the Board fee will total approximately $64,000, paid $34,000 in cash and $30,000 in restricted stock that vests one year from the date of grant. Each of the Company’s other non-employee directors will receive an annual fee of approximately $49,000, paid $24,000 in cash and $25,000 in restricted stock that vests one year from the date of grant. The Audit Committee Chairman will receive an additional $1,750 per meeting. All non-employee directors will be entitled to receive a meeting fee for telephone meetings longer than two hours in length.
(2)	These amounts reflect the aggregate grant date fair value of the stock awards and option awards, respectively, granted during 2014 and computed in accordance with GAAP. For a description of accounting policies and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K, filed on March 25, 2015.

The following table presents the number of outstanding and unexercised option awards and the number of outstanding stock awards held by each of the non-employee directors as of December 31, 2014.

Director	Number of Outstanding Option Awards	Number of Outstanding Stock Awards
Debra Dulsky	16,445	3,325
Peter H. Kamin	22,956	3,325
James M. Kalustian	54,980	3,325
Lisa Rapuano	35,109	7,979
Jefferson Gramm	8,681	3,325

(3)	Mr. Byrne and Mr. Walsh did not stand for reelection at the 2014 Annual meeting and ceased to be directors effective June 2014.
(4)	Joined the Board of Directors in May 2014.
(5)	Resigned from the Board of Directors effective June 2014.
(6)	See “Summary Compensation Table” for disclosure related to Mr. Livingston who is a Named Executive Officer.
(7)	Does not include reimbursement to Lane Five Capital of $33,000 for legal fees relating to a special committee of the Board of Directors formed to evaluate the Company’s strategic alternatives.
(8)	Ms. Dulsky and Mr. Kalustian are not standing for re-election to the Board of Directors at the 2015 Annual Meeting of Stockholders.

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS

The Company recognizes that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Pursuant to the rules of the Securities and Exchange Commission, the Company deems a related party transaction to be any transaction or series of related transactions in excess of $120,000 in which the Company is a party and in which a Related Party has a material interest (each a “Related Party Transaction”). For this purpose, a Related Party is defined to include directors, director nominees, executive officers, 5% beneficial owners and members of their immediate families.

The Company does not have a written policy regarding the review and approval of Related Party Transactions, but collects information about potential Related Party Transactions in its annual questionnaires completed by directors and executive officers of the Company. Potential related party transactions are first reviewed and assessed by the Company’s executive management to consider the materiality of the transaction. A material related party transaction is approved or ratified only if the disinterested members of the Board of Directors determine that it is in, or is not inconsistent with, the best interests of the Company and its stockholders and in compliance with the rules of the Securities and Exchange Commission.

In the first quarter of 2014, the Company invested $500,000 in an 18-month certificate of deposit (the “CD”) with RiverBank. Daniel Byrne, one of the Company’s former directors, is the chief executive officer of RiverBank. As of the date of this filing, the Company no longer maintained a certificate of deposit with RiverBank. The terms of the CD were consistent with the terms that were available to any other investor in a certificate of deposit from RiverBank with a substantially similar investment amount, duration and purchase date, and the Company believed the terms of the CD were comparable to similar certificates of deposit available from other banks in relevant markets. The Company’s executive management and disinterested members of the Board of Directors reviewed this transaction and determined that it was in, or not inconsistent with, the best interests of the Company and its stockholders, and approved the transaction pursuant to the Company’s practices in respect of related party transactions as described above in this Proxy Statement.

The Company has entered into Indemnity Agreements with its directors and executive officers, pursuant to which the Company has agreed to indemnify such persons for claims that arise in connection with their service to the Company. The form of Indemnity Agreement is attached as an exhibit to the Company’s Form 10-K filed on March 25, 2015 with the Securities and Exchange Commission and is incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of stock of the Company beneficially owned as of March 23, 2015, by each person (other than Named Executive Officers, directors and director nominees) known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

Name	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Bandera Master Fund, L.P. (2)	3,051,697	17.91%
Lloyd Ivan Miller III (3)	2,374,290	13.93%
FMR LLC (Fidelity Management and Research Company) (4)	1,770,356	10.39%
Lane Five Capital Management LP (5)	1,189,000	6.98%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or dispositive power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 23, 2015, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The

Percent of Class of Common Stock set forth above is based upon 17,043,625 shares of Common Stock outstanding as of March 23, 2015. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	As reported in the Schedule 13F report filed on December 31, 2014 with the Securities and Exchange Commission, Bandera Master Fund, L.P. is the beneficial owner of 3,051,697 shares of Common Stock. The address of the beneficial owner is 50 Broad Street, Suite 1820, New York, New York 10004.
(3)	As reported on Form 4 filed on March 3, 2015 with the Securities and Exchange Commission, Lloyd I. Miller, III is the beneficial owner of 2,374,290 shares of Common Stock. The address of the beneficial owner is 3300 South Dixie Highway, Suite 1-365, West Palm Beach, Florida 33405.
(4)	The Company is reporting this stock ownership based upon a Schedule 13F report filed on December 31, 2014 with the Securities and Exchange Commission. The address of the beneficial owner is 82 Devonshire Street, Boston, MA 02109.
(5)	As reported in the Schedule 13F report filed on June 30, 2014 with the Securities and Exchange Commission, Lane Five Capital Management, LP is the beneficial owner of 1,189,000 shares of Common Stock. The address of the beneficial owners is 1122 Kenilworth Drive, Suite 313, Towson, MD 21204.

The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 23, 2015, by each director of the Company, each Named Executive Officer, each director nominee and prospective director and all directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Jefferson P. Gramm (2)	3,074,821	18.04%
Lisa O'Dell Rapuano (3)	1,208,134	7.09%
Peter H. Kamin (4)	522,171	3.06%
Philip B. Livingston (5)	490,595	2.88%
James M. Kalustian (6)	46,360	*
Lisa N. Netz (7)	50,022	*
Debra Dulsky (8)	8,778	*

*	Less than 1%
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or dispositive power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 23, 2015, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The Percent of Class of Common Stock set forth above is based upon 17,043,625 shares of Common Stock outstanding as of March 23, 2015. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)	Director. The amount of beneficial ownership represents 3,051,700 shares of Common Stock owned by Bandera Master Fund L.P. and 23,121 shares of Common Stock owned by Mr. Gramm. Mr. Gramm is a managing director of Bandera Partners LLC, which manages Bandera Master Fund L.P. The address of Mr. Gramm is 50 Broad Street, Suite 1820, New York, New York, 10004.
(3)	Chairman of the Board of Directors of the Company. The amount of beneficial ownership represents 1,189,000 shares of Common Stock owned by Lane Five Capital Management, LP, 13,938 shares of Common Stock and options to purchase 5,196 shares of Common Stock owned by Ms. Rapuano. Ms. Rapuano is founder and portfolio manager of Lane Five Capital Management LP. The address of Ms. Rapuano is 1122 Kenilworth Drive, Suite 313, Towson, MD 21204.
(4)	Director. Mr. Kamin has the sole power to vote or direct the vote of and to dispose or direct the disposition of the 522,171 shares of Common Stock held by the Peter H. Kamin Revocable Trust, the Peter H. Kamin Roth IRA and the Peter H. Kamin Family Foundation, and includes options to purchase 5,196 shares of Common Stock issued under the 2013 Plan. The address of Mr. Kamin is 3K Limited Partnership, 20 Custom House Street, Suite 610, Boston, Massachusetts 02110.
(5)	Chief executive officer of the Company. Mr. Livingston’s address is 157 S. Howard, Suite 601, Spokane, WA 99201.
(6)	Director. Includes options to purchase 23,828 shares of Common Stock issued under the 2013 Plan. Mr. Kalustian’s address is 215 Wachusett Ave., Arlington, MA 02476.
(7)	Vice president, finance and secretary, and principal financial and accounting officer of the Company. Includes options to purchase 5,252 shares of Common Stock issued under the 2013 Plan. Ms. Netz’ address is 157 S. Howard, Suite 601, Spokane, WA 99201.
(8)	Director. Includes options to purchase 1,941 shares of Common Stock issued under the 2013 Plan. Ms. Dulsky’s address is 35 Marion Road, Westport, CT 06880.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the executive officers, directors, and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2014, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with.

REPORT OF AUDIT COMMITTEE

The Audit Committee is currently composed of three non-employee directors: Peter H. Kamin, chairman, Debra Dulsky, and James M. Kalustian, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the NASDAQ Listing Standards, as currently in effect. The Audit Committee met five times during 2014.

At each of its meetings, the Committee met with the senior members of the Company’s financial management team and representatives from the independent registered public accounting firm. The Committee’s agenda is established by the Committee’s chairman and the Company’s principal financial and accounting officer. During the year, the Committee had private sessions with the Company’s independent registered public accounting firm at which candid discussions of financial management, accounting and internal control issues took place.

The Committee recommended to the Board of Directors the engagement of BDO USA, LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent registered public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent registered public accountants their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•	Based on the independent registered public accounting firm’s experience and their knowledge of the Company, do the Company’s financial statements fairly present in all material respects, to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?
•	Based on the independent registered public accounting firm’s experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent registered public accounting firm all other matters required to be discussed by the auditors with the Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 - “Communications with Audit Committees” (“AS 16”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under requirements of the SEC and the PCAOB and considered with the independent registered public accounting firm whether the other non-audit services provided by them to the Company during 2014 was compatible with the independent registered public accountants’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent registered public accounting firm. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Peter H. Kamin, Chairman Debra Dulsky James M. Kalustian

CODE OF ETHICS AND CONDUCT

The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the secretary, 157 S. Howard, Suite 601, Spokane, WA 99201.

ANNUAL MEETING ATTENDANCE

The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of the Company’s directors attended the 2014 annual meeting of stockholders in person, except for Mr. Kamin who attended the meeting telephonically.

STOCKHOLDER COMMUNICATIONS

Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Lisa N. Netz, Ambassadors Group, Inc., 157 S. Howard, Suite 601, Spokane, WA 99201. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Lisa N. Netz, Secretary, Ambassadors Group, Inc., 157 S. Howard, Suite 601, Spokane, WA 99201.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Company stockholders may be householding our proxy materials. A single annual report and proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are eligible for householding and would like to participate in householding, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Lisa N. Netz, Secretary, Ambassadors Group, Inc., 157 S. Howard, Suite 601, Spokane, WA 99201, or call (509) 568-7742.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Any proposals of stockholders that are intended to be considered for inclusion in the Company’s proxy materials relating to next year’s annual meeting must be received by the Company at its principal executive offices on or before November 30, 2015, which is 120 calendar days before the anniversary date of this year’s Proxy Statement. However, if the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Other Stockholder Proposals and Director Nominations

If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the Company’s proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which require that notice be received by the secretary not less than 45 days or more than 75 days prior to the Company’s first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 promulgated under the Exchange Act or that nominates a director must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date is first made. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the secretary, Lisa N. Netz, Ambassadors Group, Inc., 157 S. Howard, Suite 601, Spokane, WA 99201. You may also contact the secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope provided or to vote by telephone or over the internet at your earliest convenience.

By Order of the Board of Directors
/s/ Lisa N. Netz
Lisa N. Netz Secretary

Spokane, Washington

March 30, 2015

APPENDIX A

AMBASSADORS GROUP, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose. The purpose of this 2015 Employee Stock Purchase Plan (the “Plan”) of Ambassadors Group, Inc. (the “Company”) is to promote the interest of the Company and its stockholders by providing employees of the Company and certain of its subsidiaries with an opportunity to purchase the Company’s Common Stock through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the Company’s intention to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

2.   Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings:

         “Account” means an account referred to in Section 6.2.

         “Base Compensation” has the meaning in Section 6.1.

         “Board” means the Company’s board of directors.

         “Bonus Compensation” has the meaning in Section 6.1.

         “Code” means the Internal Revenue Code of 1986, as amended.

         “Committee” means the Compensation Committee of the Board, or such other committee of the Board authorized under Section 15.1 to administer the Plan and to perform the functions assigned to the Committee under the Plan.

         “Common Stock” means the common stock, $0.01 par value, of the Company.

         “Company” has the meaning in the opening paragraph.

         “Company Liquidation” means the liquidation, dissolution or winding up of the Company and/or all or substantially all of its assets or operations, following approval by stockholders of the Company of a plan for such liquidation, dissolution or winding up or upon or as a result of the appointment of a receiver, intervenor, conservator, trustee or similar officer for the Company.

         “Compensation” means, for any pay period, the gross cash compensation payable to an Employee for such period, including Base Compensation and Bonus Compensation, but excluding severance and non-cash compensation and expense reimbursements. Any pre-tax contributions made to a Company 401(k) plan or “cafeteria plan” pursuant to Section 125 of the Code shall be treated as Compensation for purposes of the Plan.

         “Employee” means any individual who is an employee of the Employer; provided, however, Employees who have been employed less than 90 days by the Employer, Employees whose customary employment with the Employer is 20 hours or less per week, and Employees whose customary employment with the Employer is for not more than five months in any calendar year shall not be deemed Employees for the purposes of this Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Employer. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         “Employer” means the Company and any Subsidiary that has been designated by the Committee from time to time as eligible to participate in the Plan.

         “Enrollment Date” means the first Trading Day of each Offering Period.

         “Exercise Date” means the last Trading Day of each Offering Period.

         “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (the “Valuation Date”), (i) the closing price of a share of Common Stock on the most recent date preceding the Valuation Date on which trades of the Common Stock were recorded on the principal established stock exchange or national market system on which the Common Stock is then traded, or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market on the most recent date preceding such Valuation Date on which such closing bid and asked prices are available on such over-the-counter market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

         “Offering Period” means the period of approximately three months during which an Option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after January 1st, April 1st, July 1st and October 1st of each year and terminating on the last Trading Day before the commencement of the next Offering Period; provided that the first Offering Period shall commence on such date, and continue until such date, as the Board may determine. The duration and timing of Offering Periods may be changed pursuant to Section 5 of this Plan.

         “Option” means an Option to purchase shares of Common Stock under the Plan pursuant to Section 7.1.

         “Participant” means an eligible Employee who becomes a participant of the Plan in accordance with Section 4.1.

         “Plan” has the meaning in the opening paragraph.

         “Purchase Price” for each Offering Period means 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period or 85% of the volume weighted average Fair Market Value for a share of Common Stock for such Offering Period, whichever is lower; provided that if 85% of the volume weighted average Fair Market Value for a share of Common Stock for such Offering Period is lower than 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date for such Offering Period, and is lower than 85% of the Fair Market Value of a share of Common Stock on the Exercise Date for such Offering Period, the Purchase Price for such Offering Period shall be 85% of the Fair Market for a share of Common Stock on the Exercise Date; provided further that the Purchase Price may be adjusted by the Committee pursuant to Section 17.

         “Reserves” means the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under Option.

         “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, namely: any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         “Trading Day” means any day on which the NASDAQ Stock Market or other the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not so listed, a business day, as determined by the Committee in good faith.

3.   Eligibility.

         3.1   Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

         3.2   Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of the Company and/or hold outstanding Options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time; or (iii) if he or she has received a hardship withdrawal from the Company’s 401(k) plan within the preceding six months.

4.   Participation.

         4.1   An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

         4.2   Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date (provided that the Company has received the Participant’s Subscription Agreement) and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated as provided in Section 10 hereof.

5.   Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in the definition thereof, or on such other date as the Committee shall determine, and continuing thereafter until its expiration pursuant to Section 18.3 or earlier termination in accordance with the Plan. Without shareholder consent and without regard to whether any Participant’s rights may be adversely affected, the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings, so long as such change is announced at least 5 days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

6.   Payroll Deductions.

         6.1   At the time a Participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to any whole percentage up to 15% of cash base salary and commissions (“Base Compensation”) and 100% of cash bonus and incentive compensation (“Bonus Compensation”), received each payday during the Offering Period; provided, however, that a Participant’s total payroll deductions for any calendar year shall be limited to 15% of such Participant’s “total compensation” within the meaning of Section 423(b)(5) of the Code.

         6.2   All payroll deductions made for a Participant shall be credited to his or her account under the Plan (such Participant’s “Account”). A Participant may not make any additional payments into such Account. Accounts shall be mere bookkeeping entries on the Company’s books and records. Amounts credited to Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes.

         6.3   A Participant may discontinue his or her participation in the Plan as provided in Section 10.1 hereof, or may increase or decrease the rate of his or her payroll deductions during the next Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. A Participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless a new Subscription Agreement is filed by the Participant prior to the commencement of such Offering Period or the then existing Subscription Agreement is terminated as provided in Section 10.1 hereof.

         6.4   Notwithstanding any provision of the Plan to the contrary, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3.2 and 6.1 hereof, a Participant’s payroll deductions may be decreased to a percentage of Base Compensation less than 15% (including 0%) and a percentage of Bonus Compensation less than 100% (including 0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year.

         6.5   At the time any Option is exercised (in whole or in part), at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, or at any other time, the Company may withhold from the Participant’s Compensation or other remuneration payable to the Participant the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or disposition of Common Stock by the Employee.

         6.6   No interest or other earnings shall be paid or credited with respect to payroll deductions or any amounts accumulated in or credited to a Participant’s Account.

7.   Grant of Option; No Fractional Shares.

         7.1   On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Participant’s Account as of the Exercise Date by the applicable Purchase Price, rounded down to the nearest whole number; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 11.4 hereof.

         7.2   No fractional shares shall be purchased pursuant to any Option; any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share shall be retained in the Participant’s Account for the subsequent Offering Period, subject to earlier withdrawal as provided in Section 10 hereof. Exercise of the Option shall occur as provided in Section 8 hereof. The Option shall expire on the last day of the Offering Period.

8.   Exercise of Option.

         8.1   Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his or her Option with respect to an Offering Period shall be exercised automatically on the Exercise Date of such Offering Period, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price. Subject to Section 7.2, any monies left over in a Participant’s Account after the Exercise Date shall be returned to the Participant. A Participant’s Option to purchase shares hereunder may not be exercised by anyone other than the Participant.

         8.2   If the Committee determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed the number of shares of Common Stock that were available for sale under the Plan on any Enrollment Date or that are available for sale under the Plan on such Exercise Date, the Committee may, in its sole discretion, provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, as it shall determine in its sole discretion to be equitable among all Participants, and either (i) continue all Offering Periods then in effect or (ii) terminate any or all Offering Periods then in effect pursuant to Section 17 hereof. Any determination by the Committee pursuant to the preceding sentence shall be binding, notwithstanding any subsequent authorization of additional shares for issuance under the Plan by the Company’s shareholders.

         8.3   Option exercises under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company.

9.   Share Deliveries and Dividends.

         9.1   Shares purchased under the Plan by a Participant will be credited to and held under a stock purchase account in the Participant’s name maintained by such brokerage or other third-party firm designated by the Committee.

         9.2   Any and all stock dividends with respect to shares of Common Stock credited to a Participant’s stock purchase account shall be paid directly to each Participant.

         9.3   Subject to such restrictions, limitations and procedures as may be prescribed by the Committee, a Participant may withdraw shares in his or her stock purchase account from time to time. As soon as administratively practicable following termination of participation pursuant to Section 10, all shares credited to the Participant’s stock purchase account shall be delivered to the Participant, except to the extent that the Participant elects to have such stock purchase account paid in cash (subject to applicable withholding pursuant to Section 6.5).

10.   Withdrawals; Termination of Employment.

         10.1   A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Account (and not yet used to exercise his or her Option under the Plan) at any time prior to the Exercise Date of the applicable Offering Period by giving written notice to the Company in the form of Exhibit B to this Plan or in such other manner prescribed by the Committee. All of the Participant’s payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal, such Participant’s Option for such Offering Period shall be automatically terminated, no further payroll deductions for the purchase of shares shall be made for such Offering Period, and payroll deductions shall not resume at the beginning of succeeding Offering Periods unless the Participant delivers to the Company a new Subscription Agreement.

         10.2   A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

         10.3   Upon a Participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have withdrawn pursuant to this Section 10.1.

11.   Stock Availability, Ownership and Transferability.

         11.1   Subject to adjustment upon changes in capitalization of the Company as provided in Section 13.1, the maximum number of shares of the Company’s Common Stock that shall be made available for sale under the Plan shall be 300,000 shares.

         11.2   A Participant shall have no ownership interest or voting rights in shares covered by his or her Option until such Option has been exercised and the shares purchased thereby have been delivered.

         11.3   Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse jointly with the right of survivorship.

         11.4   Notwithstanding any provision of the Plan to the contrary, shares of Common Stock purchased pursuant to any Option may not be transferred or otherwise disposed of until the expiration of a period of 12 months following the Exercise Date on which such shares of Common Stock were purchased. This Section 11.4 shall survive the termination of the Plan.

12.   Designation of Beneficiary; No Transferability of Accounts.

         12.1   A Participant may designate in his or her Subscription Agreement a beneficiary who is to receive shares and cash from the Participant’s Account under the Plan in the event such Participant dies subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive cash from the Participant’s Account under the Plan in the event such Participant dies prior to exercise of the Option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent is required for such designation to be effective.

         12.2   The designation of beneficiaries provided in Section 12.1 may be changed by the Participant at any time by written notice. If a Participant dies without validly designating a beneficiary under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the Participant, and if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company may in its discretion deliver such shares and cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company designate.

         12.3   Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Sections 12.1 and 12.2) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.1 hereof.

13.   Adjustments for Changes in Capitalization, Company Liquidation, Merger or Asset Sale.

         13.1   Subject to any required action by the shareholders of the Company, the Committee may equitably adjust the Reserves, the maximum number of shares each Participant may purchase each Purchase Period (pursuant to Section 7.1), the price per share, the number of shares of Common Stock covered by each Option that has not yet been exercised, and other parameters of the Plan, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or similar event having the effect of diluting or enlarging Option benefits. The Committee’s determination with respect to any such adjustments shall be final, binding and conclusive. For the avoidance of doubt, except as set forth in the proceeding sentence no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         13.2   Unless provided otherwise by the Committee, in the event of a Company Liquidation, the Offering Period then in progress shall terminate immediately prior to the consummation of such Company Liquidation and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account.

         13.3   In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; provided that if the successor corporation refuses to assume or substitute the Option, the Committee may terminate all outstanding Offering Periods by returning all payroll deductions credited to Participants for such Offering Period, or the Committee may, in its discretion, change any Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) prior to the date of the Company’s proposed sale or merger. The Committee shall notify each Participant in writing, at least 5 business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

14.   Compliance with Law.

         14.1   The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and the requirements of any stock exchange upon which the shares may then be listed.

         14.2   As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that, among other things, the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

15.   Administration.

         15.1   The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Committee may retain the services of an outside firm to serve as its agent in administering the Plan on a day-to-day basis.

         15.2   No member of the Committee or Board shall be liable for any act done or omitted to be done by such member or by any other member of the Committee or Board in connection with the Plan, except for such member’s own willful misconduct or as expressly provided by statute.

16.   Equal Rights and Privileges; No Employment Rights or Effect on Benefits.

         16.1   All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 16.1 shall take precedence over all other provisions in the Plan.

         16.2   The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time.

         16.3   Neither the grant nor the exercise of any Option hereunder will affect the benefits under any benefit plan of the Employer, and no amount or benefit granted or received hereunder shall be considered compensation for any purposes of any other benefit plan or program of the Employer.

17.   Amendment or Termination. Without shareholder consent and without regard to whether any Participant’s rights may be adversely affected, the Committee may at any time and for any reason amend, suspend or terminate the Plan; provided that to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval for any such termination or amendment. If the Plan is terminated, the Committee may elect to terminate the

Offering Period then in progress either immediately or once shares have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or, subject to Section 13, permit such Offering Period to expire in accordance with its terms and a cash amount shall be paid to each Participant that is equal to the amount of his or her Account.

18.   General.

         18.1   All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18.2   By the first business day of February or such other date required by law, annual statements shall be delivered to each Participant and former Participant who exercised Options during the preceding year, setting forth the information required by IRS Form 3922 or any substitute form, and such other information as the Committee may choose. The Company shall file IRS Form 3922 by the applicable filing deadline.

         18.3   The Plan became effective upon its adoption by the Board on February 10, 2015, subject to approval by the shareholders of the Company, and shall expire on the Trading Day immediately preceding the ten year anniversary of the Plan’s first Enrollment Date.

         18.4   All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         18.5   Without regard to conflict of law principles, the laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

Exhibit A

AMBASSADORS GROUP, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

Original Application Enrollment Date:

Change in Payroll Deduction Rate? (Y / N)

Change of Beneficiary(ies)? (Y / N)

Capitalized terms used in this Subscription Agreement and not otherwise defined have the meanings in the 2015 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) of Ambassadors Group, Inc. (the “Company”).

      1.   I hereby elect to participate in the Employee Stock Purchase Plan and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

      2.   I hereby authorize payroll deductions from each paycheck in the amount of ____% (from 0 to 15%) of my cash Base Compensation and ____% (from 0 to 100%) of my cash Bonus Compensation, on each payday during the Offering Period in accordance with the Employee Stock Purchase Plan.

(Please note that no fractional percentages are permitted.)

      3.   I understand that: (i) these payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan; (ii) all of my payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose; and (iii) the Company shall not be obligated to segregate such payroll deductions. I understand that no interest or other earnings will accrue on my payroll deductions.

      4.   I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Option and purchase Common Stock on the applicable Exercise Date.

      5.   I have received and read the Prospectus for the Plan and am subscribing for the purchase shares of the Company’s Common Stock after having considered the risks associated with an investment in such Common Stock. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

      7.   Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):                                     .

      8.   I understand that the Plan prohibits me from disposing of any shares received by me pursuant to the Plan until the expiration of a period of 12 months following the Exercise Date on which such shares of Common Stock were purchased. I understand that if, after the expiration of such 12 month period, I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the shares on the Enrollment Date (the first day of the Offering Period during which I purchased such shares) over the Purchase Price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition of my shares, and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of: (l) the excess of the Fair Market Value of the shares at the time of such disposition

A-1-1

over the Purchase Price which I paid for the shares; or (2) the excess of the Fair Market Value of the shares on the Enrollment Date (the first day of the Offering Period during which I purchased such shares) over the Purchase Price which I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

      9.   I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

      10.   In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

BENEFICIARY’S FULL NAME: (Please print):
Relationship to Employee:
Beneficiary’s Address:

(Please use additional signature pages for additional beneficiaries.)

Employee’s Current Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee
Dated:
Spouse’s Signature
(If beneficiary is other than spouse)

A-1-2

Exhibit B

AMBASSADORS GROUP, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Ambassador Group, Inc.’s 2015 Employee Stock Purchase Plan which began on ________________, 201__ (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

EMPLOYEE’S FULL NAME: (Please print):
Dated:
Signature of Employee

AMBASSADORS GROUP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Central time on May 13, 2015.

Vote by Internet

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

	For	Withhold
01 - Lisa O'Dell Rapuano	☐	☐
02 - Peter H. Kamin	☐	☐
03 - Philip B. Livingston	☐	☐
04 - Jefferson P. Gramm	☐	☐

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2015 ANNUAL MEETING.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

021EGB

AMBASSADORS GROUP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

	For	Withhold
01 - Lisa O'Dell Rapuano	☐	☐
02 - Peter H. Kamin	☐	☐
03 - Philip B. Livingston	☐	☐
04 - Jefferson P. Gramm	☐	☐

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2015 ANNUAL MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name or names appear on this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

021EHC

AMBASSADORS GROUP, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/EPAX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/EPAX**.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 1, 2015 to facilitate timely delivery.

021GXA

Shareholder Meeting Notice

Ambassadors Group Inc.'s Annual Meeting of Shareholders will be held on May 14, 2015 at Ambassadors Group, Inc., 157 S. Howard, Suite 601, Spokane, Washington 99201 at 9:00 a.m., Pacific Time

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

➔ **Internet** – Go to **www.investorvote.com/EPAX.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

➔ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

➔ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Ambassadors Group Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 1, 2015.

021GXA